EXHIBIT 99(c)

                                  [First Union
                               logo appears here]

                                2nd Quarter 2001
                                 Earnings Review

                                 July 12, 2001

Second Quarter 2001 Financial                                    [First Union
Highlights                                                    logo appears here]
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Versus 1Q 2001
--------------

o Exceeded market expectations with EPS of $.73 per share on a cash operating basis or $.66 per share on an operating basis

o  Total revenue up 3%, 11% annualized, and up in all three core businesses

     - 24% annualized increase in operating earnings versus 1Q01

     - General Bank had an outstanding quarter, displaying continued improvement

o  Continued strong expense control evident and FTEs declined over 1,900

o  Low cost core deposits grew 4%

o Provided $30 million in excess of net charge-offs and provision for loans sold or transferred to AHFS

o  Continued proactive management of loan portfolio through loan sales

o  Total NPAs declined 6% or $104 million

o  Tier 1 capital ratio increased for the 4th consecutive quarter to 7.40%

o  Completed strategic repositioning on time and on budget

                                                                 [First Union
Summary Operating Results                                     logo appears here]
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
Operating Earnings Summary                                                    2001                       2000
                                                                ------------------  -------------------------    2 Q 01
                                                                   Second    First   Fourth    Third   Second      vs
(In millions, except per share data)                              Quarter  Quarter  Quarter  Quarter  Quarter    1 Q 01
-------------------------------------------------------------------------------------------------------------------------
Net interest income (Tax-equivalent)                          $  1,742     1,734    1,757    1,860    1,930        -   %
Fee and other income                                             1,629     1,546    1,582    1,645    1,746        5
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  Total revenue (Tax-equivalent)                                 3,371     3,280    3,339    3,505    3,676        3
Provision for loan losses                                          223       219      192      142      228        2
Noninterest expense                                              2,169     2,138    2,132    2,328    2,366        1
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Income before income taxes (Tax-equivalent)                        979       923    1,015    1,035    1,082        6
Income taxes                                                       299       281      309      307      343        6
Tax-equivalent adjustment                                           31        32       25       26       25       (3)
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Net income                                                    $    649       610      681      702      714        6 %
Net income (Cash basis)                                       $    723       684      753      778      807        6 %
-------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                                    $   0.66      0.62     0.69     0.71     0.73        6 %
Diluted earnings per share (Cash basis)                       $   0.73      0.69     0.76     0.79     0.82        6 %
Return on average stockholders' equity                           16.19  %  15.64    15.36    15.76    17.74        -
Return on average tangible
  stockholders' equity (Cash basis)                              23.35  %  22.91    21.55    22.15    30.18        -

Key Points
o Revenues grew 3% driven by a 5% increase in fee income - operating earnings were up a solid 6%

o  Focus on expenses continues

o Loan loss provision of $223 million exceeds net charge-offs by $66 million and includes provisions of $36 million related to loans sold and transferred to assets held for sale

          -Net charge-offs                                   $ 157 million
          -Impact of sales and transfers to held for sale    $  36
          -Additional provision                              $  30
                                                             -----
                                           Total             $ 223 million

                                                                               2

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                                                                 [First Union
Key Financial Measures                                        logo appears here]
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
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Operating Basis Performance Highlights                                   2001                           2000
                                                         --------------------    ---------------------------    2 Q 01
                                                          Second       First      Fourth     Third   Second       vs
(In millions, except per share data)                     Quarter     Quarter     Quarter   Quarter  Quarter     1 Q 01
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Cash operating earnings
Net income                                             $     723         684         753       778      807          6 %
Diluted earnings per share                             $    0.73        0.69        0.76      0.79     0.82          6
Return on average tangible assets                           1.19 %      1.15        1.26      1.26     1.30          -
Return on average tangible stockholders' equity            23.35       22.91       21.55     22.15    30.18          -
Overhead efficiency ratio                                  62.06 %     62.80       61.46     64.17    61.64          -
Operating leverage                                     $      59         (67)         31      (154)    (136)         - %
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Other financial data
Fee and other income as % of total revenue                 48.32 %     47.13       47.38     46.93    47.50          - %
Average diluted shares (In thousands)                    978,185     975,847     990,445   986,763  981,940          -
Actual shares (In thousands)                             979,205     981,268     979,963   986,004  986,394          -
Dividends paid per common share                        $    0.24        0.24        0.48      0.48     0.48          -
Dividend payout ratio                                      36.36 %     38.71       69.57     67.42    65.75          -
Book value per share                                   $   16.49       16.39       15.66     15.00    14.14          1
Tier 1 capital ratio (a)                                    7.40 %      7.18        7.02      7.00     6.65          -
Total capital ratio (a)                                    11.48       11.33       11.19     11.32    10.57          -
Leverage ratio (a)                                          6.01 %      5.88        5.92      5.73     5.34          - %
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Other
FTE employees                                             67,420      69,362      70,639    70,533   72,890         (3)%
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(a) The second quarter of 2001 is based on estimates.

Key Points
o Period-end actual shares declined with 2.1 million shares repurchased during the quarter

o  Average diluted shares increased due to the vesting of stock awards

o  Tier 1 capital ratio improved for the 4th consecutive quarter to 7.40%
                                                                               3
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                                                                 [First Union
Net Interest Income                                           logo appears here]
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
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Interest Income Summary                                                  2001                           2000
                                                         --------------------    ---------------------------    2 Q 01
                                                          Second       First      Fourth     Third   Second       vs
(In millions)                                             Quarter     Quarter     Quarter   Quarter  Quarter    1 Q 01
---------------------------------------------------------------------------------------------------------------------------
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
Average earning assets                                 $ 204,673     203,720     202,606   211,089  220,061          - %
Average interest-bearing liabilities                     185,224     183,995     181,832   190,146  196,954          1
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Interest income (Tax-equivalent)                           3,851       4,057       4,289     4,491    4,517         (5)
Interest expense                                           2,109       2,323       2,532     2,631    2,587         (9)
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   Net interest income (Tax-equivalent)                $   1,742       1,734       1,757     1,860    1,930          - %
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Rate earned                                                 7.54 %      8.03        8.44      8.48     8.24          -
Equivalent rate paid                                        4.13        4.61        4.98      4.96     4.73          -
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   Net interest margin                                      3.41 %      3.42        3.46      3.52     3.51          -
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

Key Points
o Margin remained relatively flat despite the declining rate environment as higher spreads were offset by the 1Q01 securitization and sale of The Money Store loans and growth in the equity derivatives business

                                                                               4
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                                                                 [First Union
Fee and Other Income                                          logo appears here]
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
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Fee and Other Income                                         2001                              2000
                                             --------------------     ------------------------------               2 Q 01
                                              Second       First       Fourth      Third     Second                  vs
(In millions)                                Quarter     Quarter      Quarter    Quarter    Quarter                1 Q 01
----------------------------------------------------------------------------------------------------------------------------
Service charges and fees                   $     486         468          481        508        491                  4  %
Commissions                                      389         375          383        365        375                  4
Fiduciary and asset management fees              384         381          387        384        374                  1
Advisory, underwriting and other
  investment banking fees                        238         198          187        148        182                 20
Principal investing                              (58)        (43)         (43)        34        205                (35)
Other income                                     190         167          187        206        119                 14
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        Total fee and other income         $   1,629       1,546        1,582      1,645      1,746                  5  %
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

Key Points
o  Across-the-board increases in all fee categories except principal investing

o  Service charges and fees up 4% on strong growth in both the General Bank and

o  Corporate and Investment Banking

o  Solid asset management and commissions
   performance in a challenging market

o Corporate and Investment Banking fees up on increased activity in agency businesses

o  Other income up due to mortgage and home equity-related income

                                                                               5
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                                                                 [First Union
Noninterest Expense                                           logo appears here]
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Noninterest Expense                                                2001                                    2000
                                                  ---------------------    -------------------------------------        2 Q 01
                                                   Second        First      Fourth         Third         Second           vs
(In millions)                                     Quarter      Quarter     Quarter       Quarter        Quarter         1 Q 01
----------------------------------------------------------------------------------------------------------------------------------
Salaries and employee benefits                 $    1,363        1,329       1,243         1,381          1,396            3  %
Occupancy                                             155          163         150           157            155           (5)
Equipment                                             198          205         221           213            210           (3)
Advertising                                            11            9          16            14             31           22
Communications and supplies                           111          110         123           117            122            1
Professional and consulting fees                       69           73          97            87             82           (5)
Goodwill and other intangible amortization             77           78          80            79            100           (1)
Sundry expense                                        185          171         202           280            270            8
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        Total noninterest expense              $    2,169        2,138       2,132         2,328          2,366            1  %
----------------------------------------------------------------------------------------------------------------------------------
FTE employees                                      67,420       69,362      70,639        70,533         72,890           (3) %
Overhead efficiency ratio (Cash basis)              62.06  %     62.80       61.46         64.17          61.64            -
----------------------------------------------------------------------------------------------------------------------------------

Key Points
o Total expenses remained virtually flat

o Personnel expenses up modestly due to impact of lower FTEs offset by incentive payments on increased revenue

o Sundry expenses increased due to costs associated with higher loan volume

o Remaining categories down $17 million in total

                                                                               6
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Consolidated Results                                             [First Union
Operating Performance Summary                                 logo appears here]
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
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First Union Corporation                                                                    Three Months Ended June 30, 2001
                                              -----------------------------------------------------------------------------
Performance Summary                           General              Capital          Corporate &
(In millions)                                    Bank           Management   Investment Banking     Parent     Consolidated
---------------------------------------------------------------------------------------------------------------------------
Income statement data
Net interest income                        $    1,128                   78          455                 50           1,711
Fee and other income                              390                  771          333                135           1,629
Intersegment revenue                               27                  (11)         (15)                (1)              -
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  Total revenue                                 1,545                  838          773                184           3,340
Provision for loan losses                          98                    -           93                 32             223
Noninterest expense                               935                  667          490                 77           2,169
Income taxes                                      169                   58           37                 35             299
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  Operating earnings                       $      343                  113          153                 40             649
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Performance and other data
Economic profit                            $      251                   82           (4)                79             408
Risk adjusted return on capital (RAROC)         38.93 %              45.32        11.74              34.82           25.39
Economic capital                           $    3,744                  986        6,112              1,382          12,224
Overhead efficiency ratio                       59.29 %              79.47        59.93               9.32           62.06
Average loans, net                         $   65,501                4,559       41,145              8,007         119,212
Average core deposits                      $   99,424                7,976       10,202              1,433         119,035
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

Key Points
o Earnings/Profit: General Bank earned over half of operating earnings and 62% of economic profit

o RAROC: Capital Management reported very strong return; Corporate and Investment Banking basically covered its cost of capital

o Efficiency Ratio: under 60% except Capital Management which is an inherently high overhead business

                                                                               7
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General Bank                                                     [First Union
Operating Performance Summary                                 logo appears here]
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
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General Bank                                                   2001                2000
                                             ----------------------  ---------------------------------         2 Q 01       2Q 01
Performance Summary                            Second        First     Fourth        Third      Second            vs          vs
(In millions)                                 Quarter      Quarter    Quarter      Quarter     Quarter          1 Q 01      2Q 00
------------------------------------------------------------------------------------------------------------------------------------
Income statement data
Net interest income                        $    1,128        1,085      1,093        1,097       1,086            4 %
Fee and other income                              390          343        355          352         301           14
Intersegment revenue                               27           25         25           24          25            8
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  Total revenue                                 1,545        1,453      1,473        1,473       1,412            6          9 %
Provision for loan losses                          98          101         74           52          51           (3)
Noninterest expense                               935          908        992          948         966            3         -3 %
Income taxes                                      169          149        129          154         127           13
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  Operating earnings                       $      343          295        278          319         268           16 %       28 %
------------------------------------------------------------------------------------------------------------------------------------

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Performance and other data
Economic profit                            $      251          220        183          212         165           14 %       52 %
Risk adjusted return on capital (RAROC)         38.93 %      36.65      31.97        35.33       30.70            -
Economic capital                           $    3,744        3,618      3,653        3,615       3,555            3
Overhead efficiency ratio                       59.29 %      61.19      65.77        62.89       66.83            -
Average loans, net                         $   65,501       63,771     61,735       60,029      58,105            3
Average core deposits                      $   99,424       98,415     98,184       97,186      97,499            1 %
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

Key Points

o Revenues up 6%; up 4% excluding mortgage contribution

o Fee growth driven by service charges and fees, which increased 7%

o Solid loan growth of 3% and deposits up 1%, driven by strong growth of 4% in low cost core deposits (DDA, interest checking, savings, and money market accounts)

o Efficiency ratio below 60% for the first time; 14% growth in economic profit

                                                                               8
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General Bank                                                     [First Union
Key Operating Measures                                        logo appears here]
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
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General Bank Key Metrics                                     2001                                         2000
                                          ------------------------   ------------------------------------------      2 Q 01
                                            Second          First         Fourth          Third         Second         vs
                                           Quarter        Quarter        Quarter        Quarter        Quarter       1 Q 01
--------------------------------------------------------------------------------------------------------------------------------
Customer overall satisfaction score (a)       6.32           6.29           6.27           6.22           6.19         - %
Online customers (In thousands)              2,903          2,640          2,367          2,149          1,868        10
Financial centers                            2,162          2,164          2,193          2,253          2,258         -
ATMs                                         3,419          3,676          3,772          3,831          3,832        (7)%
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(a) Gallup survey measured on a 1-7 scale; 6.4 = "best in class".
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

Key Points
o Financial Centers recorded 9th consecutive quarterly increase in customer satisfaction measures

o Customer attrition remains stable at 13%, industry average estimated at approximately 15%

o Online customers grew 263,000 or 10%

                                                                               9
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Capital Management                                               [First Union
Operating Performance Summary                                 logo appears here]
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
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Capital Management                                                 2001                              2000
                                               ------------------------   --------------------------------        2 Q 01
Performance Summary                             Second           First     Fourth      Third       Second           vs
(In millions)                                  Quarter         Quarter    Quarter    Quarter      Quarter         1 Q 01
-----------------------------------------------------------------------------------------------------------------------------
Income statement data
Net interest income                          $      78              78         89         86           90            - %
Fee and other income                               771             765        777        761          752            1
Intersegment revenue                               (11)            (12)       (12)       (13)         (13)          (8)
-----------------------------------------------------------------------------------------------------------------------------
  Total revenue                                    838             831        854        834          829            1
Provision for loan losses                            -               -          -          -            -            -
Noninterest expense                                667             659        654        652          624            1
Income taxes                                        58              59         68         62           70           (2)
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  Operating earnings                         $     113             113        132        120          135            - %
-----------------------------------------------------------------------------------------------------------------------------

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Performance and other data
Economic profit                              $      82              82        101         90          105            - %
Risk adjusted return on capital (RAROC)          45.32 %         45.93      53.10      48.45        55.54            -
Economic capital                             $     986             985        974        979          972            -
Overhead efficiency ratio                        79.47 %         79.15      76.66      78.11        75.23            -
Average loans, net                           $   4,559           4,497      4,424      4,295        4,250            1
Average core deposits                        $   7,976           8,003      7,879      7,935        7,888            - %
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

Key Points
o Solid revenue performance during continuing market volatility

o In Retail Brokerage, record bank annuity sales over $700 million drove increased production

                                                                              10
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Capital Management                                               [First Union
Key Operating Measures                                        logo appears here]
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
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Capital Management Key Metrics                                 2001                                      2000
                                            ------------------------    --------------------------------------           2 Q 01
                                             Second           First          Fourth        Third       Second              vs
(In millions)                               Quarter         Quarter         Quarter      Quarter      Quarter            1 Q 01
---------------------------------------------------------------------------------------------------------------------------------
Trust assets                              $  81,879          81,576          85,933       87,922       83,499              -  %
Mutual fund assets                           90,279          86,767          84,797       85,223       82,131              4
---------------------------------------------------------------------------------------------------------------------------------
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  Total assets under management           $ 172,158         168,343         170,730      173,145      165,630              2 %
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Gross fluctuating mutual fund sales       $   1,981           1,983           1,762        1,819        1,656              -  %
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Assets under care (Excluding AUM)         $ 499,847         489,380         485,516      500,962      507,193              2  %
---------------------------------------------------------------------------------------------------------------------------------
Registered representatives (Actual)           7,706           7,784           7,459        7,342        7,091             (1)
Brokerage offices (Actual)                    2,690           2,695           2,568        2,623        2,604              -  %
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

Key Points
o Mutual funds surpassed $90 billion for the first time - equity increased 5%, money market up 4%, and fixed income stable

o Despite unsettled market conditions, total assets under management increased 2% to $172 billion as both trust and mutual funds gained net new assets

                                                                              11
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Corporate and Investment Banking                                 [First Union
Operating Performance Summary                                 logo appears here]
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
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Corporate and Investment Banking                               2001                                      2000
Performance Summary                         ------------------------    --------------------------------------           2 Q 01
                                             Second           First          Fourth        Third       Second              vs
(In millions)                               Quarter         Quarter         Quarter      Quarter      Quarter            1 Q 01
---------------------------------------------------------------------------------------------------------------------------------
Income statement data
Net interest income                       $     455             425             415          398          376              7  %
Fee and other income                            333             312             268          363          533              7
Intersegment revenue                            (15)            (12)            (13)         (12)         (12)           (25)
---------------------------------------------------------------------------------------------------------------------------------
  Total revenue                                 773             725             670          749          897              7
Provision for loan losses                        93              70             124           83          126             33
Noninterest expense                             490             467             431          498          509              5
Income taxes                                     37              38             (53)          30           63             (3)
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                      $     153             150             168          138          199              2 %
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Performance and other data
Economic profit                           $      (4)            (22)             28          (25)          72             82  %
Risk adjusted return on capital (RAROC)       11.74 %         10.60           13.81        10.38        16.91              -
Economic capital                          $   6,112           6,278           6,259        6,167        5,940             (3)
Overhead efficiency ratio                     59.93 %         60.85           53.28        62.99        54.36              -
Average loans, net                        $  41,145          42,511          41,922       42,169       42,787             (3)
Average core deposits                     $  10,202           9,465           9,251        9,099        8,928              8%
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

Key Points
o Total revenue up 7%

o Net interest income up 7% as fixed income spreads widened in a lower rate environment

o Fee and other income increased 7% on strong results in agency businesses, primarily Loan Syndications and M&A, offset by lower trading profits after a record first quarter

o Expenses up primarily due to higher incentive payments as a result of increased revenue, especially in agency businesses

                                                                              12
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                                                                 [First Union
Loan and Deposit Growth                                       logo appears here]
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
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Average Balance Sheet Data                                            2001                                      2000
                                                   ------------------------     -------------------------------------     2 Q 01
                                                      Second         First         Fourth        Third        Second        vs
(In millions)                                        Quarter       Quarter        Quarter      Quarter       Quarter      1 Q 01
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
Commercial loans                                    $ 76,378        77,270         76,253       75,380        75,951          (1)%
Consumer loans                                        42,834        42,580         43,840       48,095        56,663           1
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    Total loans                                     $119,212       119,850        120,093      123,475       132,614          (1)%
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Core interest-bearing deposits                      $ 91,654        91,149         91,069       89,637        89,285           1 %
Noninterest-bearing deposits                          27,381        27,043         27,875       28,437        28,971           1
------------------------------------------------------------------------------------------------------------------------------------
    Total core deposits                              119,035       118,192        118,944      118,074       118,256           1
Foreign and other time deposits                       17,944        19,090         19,385       25,038        22,948          (6)
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 Total  deposits                                    $136,979       137,282        138,329      143,112       141,204           - %
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

Key Points
o Solid consumer loan growth of 2% and small business up 5%, excluding divesitures and securitizations

o Core deposits up 1%, despite an average impact of $434 million from divestitures; low cost core deposits up $2.6 billion excluding divestitures

o Reduced purchased deposits due to core deposit growth and lower cost alternatives

                                                                              13
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                                                                 [First Union
Restructuring Update                                          logo appears here]
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Restructuring Charges and Other Charges/Gains                                            2001                                 2000
                                                                      -----------------------    ----------------------------------
                                                                        Second         First       Fourth        Third      Second
(In millions)                                                          Quarter       Quarter      Quarter      Quarter     Quarter
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
Restructuring charges
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    Total restructuring charges                                      $     (73)            -            -           30       2,099
Reversal of March 1999 and other accruals                                    -           (14)          (1)          (2)          -
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    Total                                                                  (73)          (14)          (1)          28       2,099
Merger-related charges                                                       4            16           34           24          11
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    Total                                                                  (69)            2           33           52       2,110
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Other charges/gains
Provision for loan losses                                                    -             -            -          180         802
Service charges and fees                                                     -             -            -            2          44
Other income                                                                (1)          (28)        (171)        (540)        768
Other noninterest expense                                                   97            69          212           68          27
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    Total other charges/gains                                               96            41           41         (290)      1,641
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    Total restructuring and other charges/gains                             27            43           74         (238)      3,751
Income taxes (benefits)                                                    (11)          (17)         (38)          88        (838)
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After-tax restructuring, merger-related
   and other charges/gains                                           $      16            26           36         (150)      2,913
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

Key Points
o Completed June 2000 strategic repositioning efforts on schedule and on budget

o $73 million reversal due to favorable variances on occupancy and contract termination costs, and lower severance costs

o $97 million other noninterest expense largely comprised of related personnel expense to right-size staff and support functions, real estate consolidation expenses, contract termination costs and professional fees

                                                                              14
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                                                                 [First Union
Asset Quality                                                 logo appears here]
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Asset Quality                                                                2001                                2000
                                                           ----------------------     --------------------------------    2 Q 01
                                                             Second        First       Fourth       Third       Second      vs
(In millions)                                               Quarter      Quarter      Quarter     Quarter      Quarter    1 Q 01
------------------------------------------------------------------------------------------------------------------------------------
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
Nonperforming assets
Loans                                                    $    1,223        1,231        1,176         854          791       (1) %
Other real estate                                               104          106          103          97           93       (2)
Loans in assets held for sale                                   250          344          334         349          331      (27)
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  Total nonperforming assets                             $    1,577        1,681        1,613       1,300        1,215       (6) %
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as % of loans, net                                             1.08 %       1.09         1.03        0.77         0.69        -
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as % of loans, net, including assets held for sale             1.23 %       1.30         1.22        0.98         0.87        -
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Allowance for loan losses
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Balance, end of period                                   $    1,760        1,759        1,722       1,720        1,706        -  %
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as % of loans, net                                             1.44 %       1.43         1.39        1.39         1.33        -
as % of nonaccrual and restructured loans (a)                   144          143          146         202          215        -
as % of nonperforming assets (a)                                133 %        132          135         181          193        -
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------------------------------------------------------------------------------------------------------------------------------------
Loan losses, net                                         $      157          159          192         142          228       (1) %
Commercial, as % of average commercial loans                   0.55 %       0.56         0.80        0.53         0.73        -
Consumer, as % of average consumer loans                       0.48         0.48         0.36        0.35         0.63        -
Total, as % of average loans, net                              0.52 %       0.53         0.64        0.46         0.69        -
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------------------------------------------------------------------------------------------------------------------------------------
(a) These ratios do not include nonperforming loans included in other assets as held for sale.
Loans 90 days past due were $213 million, $220 million, $183 million, $145 million and $84 million in the second and first quarters of 2001 and in the fourth, third and second quarters of 2000, respectively.
------------------------------------------------------------------------------------------------------------------------------------

Key Points
o Total NPAs declined 6%

o Allowance increased to 1.44% of net loans

o Provision exceeded charge-offs by $66 million including the provision for loans sold or transferred to held for sale

o Delinquencies 90 days past due were $213 million vs. $220 million at March 31; consumer delinquencies were $187 million as of June 30

o Net charge-offs declined to $157 million or 52 bps

                                                                 [First Union
Nonperforming Assets                                          logo appears here]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Nonperforming Assets (a)                                                  2001                                2000

                                                        ----------------------     --------------------------------      2 Q 01
                                                          Second        First       Fourth       Third      Second         vs
(In millions)                                            Quarter      Quarter      Quarter     Quarter     Quarter       1 Q 01
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                         $     1,337        1,279          951         884       1,270            5 %
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Commercial loan activity (over $5 million)
  New nonaccrual loans and advances                          314          266          487         223         242           18
  Charge-offs                                                (49)         (69)        (112)        (27)        (93)         (29)
  Transfers (to) from assets held for sale                     -            -           11         (46)       (223)           -
  Payments and return to accrual status                      (50)         (59)         (22)        (29)        (11)          15
  Sales                                                      (54)           -          (15)          -           -            -
Other (activity under $5 million)                           (100)         (53)         (69)        (93)        (78)           -
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
        Commercial loan activity                              61           85          280          28        (163)         (28)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Consumer loan activity
  Transfers to assets held for sale                         (123)         (90)           -           -        (243)         (37)
  Other, net                                                  52           63           48          39          20          (17)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
       Consumer loan activity                                (71)         (27)          48          39        (223)           -
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
       Change in nonperforming assets                        (10)          58          328          67        (386)           -
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                               $     1,327        1,337        1,279         951         884           (1) %
--------------------------------------------------------------------------------------------------------------------------------
(a) Excludes nonperforming loans included in assets held for sale, which in the second and first quarters of 2001 and in the fourth, third and second quarters of 2000 were $250 million, $344 million, $334 million, $349 million and $331 million, respectively.
--------------------------------------------------------------------------------------------------------------------------------

Key Points
o Transferred $123 million of consumer NPLs to assets held for sale; sale expected to close in 3Q01

o NPAs including assets held for sale declined by $104
  million or 6%

                                                                 [First Union
Loans Held for Sale                                           logo appears here]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Loans Held for Sale                                                                        2001                             2000
                                                                           ---------------------   ------------------------------
                                                                             Second       First     Fourth      Third     Second
(In millions)                                                               Quarter     Quarter    Quarter    Quarter    Quarter
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
2000 Strategic Repositioning
Balance, beginning of period                                             $      689       4,263      4,983      6,326          -
Loans transferred to (from) assets held for sale, net                           (98)          -          -        719      7,182
Allowance for loan losses related to
  loans transferred to assets held for sale                                       -           -          2       (166)      (856)
Lower of cost or market valuation adjustments                                   (21)        (50)      (111)         -          -
Loans sold                                                                     (190)     (3,327)      (289)    (1,756)         -
Other, net (a)                                                                  (63)       (197)      (322)      (140)         -
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                                                          317         689      4,263      4,983      6,326
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Other (b)
---------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                                                        5,646       6,101      3,883      4,108      4,310
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Loans held for sale, end of period                                       $    5,963       6,790      8,146      9,091     10,636
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
(a)  Other, net represents primarily loan payments.
(b)  Other includes primarily student, mortgage warehouse, home equity and syndication loans.
Nonperforming loans included in assets held for sale in the second and first quarters of 2001 and in the fourth, third and second quarters of 2000 were $250 million, $344 million, $334 million, $349 million and $331 million, respectively.
------------------------------------------------------------------------------------------------------------------------------------

Key Points
o Sold  $190 million of loans from strategic repositioning portfolio

o $317 million remains from repositioning; sale of $152 million of loans expected to close in early 3Q01

o Strategic repositioning is now complete

                                                                 [First Union
Summary and Outlook                                           logo appears here]
--------------------------------------------------------------------------------

2001 - First Union has momentum
-------------------------------

o  Strong revenue growth and expense control evident

     - Revenue growth in all 3 core businesses

     - General Bank has turned the corner

o  Reduced NPAs 6% with proactive portfolio management

o Added $30 million to the allowance in excess of charge-offs and provision for loans sold or transferred to held for sale

o  Grew Tier 1 capital 22 bps; 4th consecutive quarter of improvement

   2001 First Union Outlook

o  Goal is to keep NPAs and coverage ratios consistent with 2Q01 levels

o  Revised charge off guidance for full year 2001 from 60-80 bps to 55-65 bps

o  Continue to build capital ratios

o Core operating earnings of $.66 per share provides foundation for continued growth

o  Wachovia merger integration planning proceeding on schedule

o Pending approvals, Wachovia merger close to completion; third quarter closing targeted

Cautionary Statement


This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Thefollowing factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which First Union conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Union's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on First Union's and the combined company's capital markets and asset management activities. Additional factors that could cause First Union's results to differ materially from those described in the forward-looking statements can be found in First Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction with Wachovia or other matters attributable to First Union or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. First Union does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information

The proposed merger between First Union and Wachovia will be submitted to First Union's and Wachovia's stockholders for their consideration. Stockholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that have been or will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).